Exhibit 10.4

[CONFIDENTIAL TREATMENT REQUESTED] /*/ INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AT&T

Amendment Number #3: 20001130.2.A.3 to the

General Agreement 20001130.2.C

By and Between

Avici Systems Inc. and AT&T Corp.

This Amendment Number 3 (“Amendment”) is as of the date last signed below (“Effective Date”) by and between Avici Systems Inc., (“Supplier”) a Delaware corporation, having a place of business at 101 Billerica Avenue, North Billerica, MA 01862-1256 and AT&T Corp, (“Company”) having a place of business at 900 Route 202/206 North, Bedminster, NJ 07921 to amend General Agreement #20001130.2.C dated December 21, 2000 (“Agreement”) between Company and Supplier.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Company and Supplier agree as follows:

1. Replace “Exhibit H - New Products Milestones 2002”

“Exhibit H - New Products Milestones 2002” is hereby deleted and replaced in its entirety with the new “Exhibit H - New Products Milestones 2003”, which is attached hereto and made a part hereof.

IN WITNESS WHEREOF, the Supplier and Company have caused this Amendment to be executed by their duly authorized representatives identified below.

Avici Systems, Inc.	AT&T CORP.

/s/ Peter C. Anastos (Signature)	/s/ Michael Ziets (Signature)

Peter C. Anastos (Name Print)	Michael Ziets (Name Print)

V.P. & General Counsel (Title)	Procurement Manager (Title)

March 5, 2003 (Date)	March 5, 2003 (Date)

Exhibit H

New Products Milestones

2003

[CONFIDENTIAL TREATMENT REQUESTED] /*/